EXECUTION COPY
                                PLEDGE AGREEMENT

              THIS PLEDGE AGREEMENT (this "Agreement"), dated as of December 18, 2001, made by XL Investments Ltd, a company organized under the laws of Bermuda ("XL Investments"), XL Re Ltd, a company organized under the laws of Bermuda ("XL Re"), XL Insurance (Bermuda) Ltd, a company organized under the laws of Bermuda ("XL Insurance") and XL Europe Ltd, a company organized under the laws of Ireland ("XL Europe", XL Investments, XL Re and XL Insurance and XL Europe being referred to collectively herein as the "Grantors" and individually as a "Grantor" and XL Europe, XL Investments and XL Insurance being collectively referred to herein as the "Guarantors") in favor of Citibank, N.A. (the "Bank").

                                    RECITALS:

              A. XL Re has entered into (i) a Master Agreement--London Market Letter of Credit Scheme, dated as of October 21, 1996 and (ii) an Insurance Letters of Credit--Master Agreement, dated as of May 19, 1993 (each as amended from time to time, the "Reimbursement Agreements") in favor of the Bank pursuant to which XL Re has agreed to, among other things, reimburse the Bank in connection with the issuance by the Bank from time to time of letters of credit for its account (the "Letters of Credit"). Each of XL Investments, XL Europe and XL Insurance is an affiliate of XL Re. XL Re is the account party for the account of which Letters of Credit may be issued on behalf of any of the Grantors. Accordingly, each Grantor will derive substantial direct and indirect benefit from the issuance of Letters of Credit and the transactions contemplated by the Reimbursement Agreements.

              B. Each Guarantor shall execute, on even date herewith, a guarantee agreement (the "Guarantee Agreement"), pursuant to which the Guarantors guarantee, jointly and severally, the payment in full of the obligations of XL Re under the Reimbursement Agreements.

              C. In order to (i) provide collateral security for the Letters of Credit and the obligations under the Guarantee Agreement, and to induce the Bank to extend credit under the Reimbursement Agreements and (ii) replace and terminate the pledge of existing collateral by XL Re under the Security Agreement (Form 15) dated August 7, 1998 (the "Security Agreement"), the Grantors wish to execute and deliver this Agreement.

              D. Each Grantor acknowledges that the Bank will rely on this Agreement in issuing Letters of Credit. Each Grantor further acknowledges that it has, independently and without reliance upon the Bank or any representation by or other information from the Bank, made its own credit analysis and decision to enter into this Agreement.

              NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Grantors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

              1.1. DEFINITIONS.

              (a) CERTAIN DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given in the Reimbursement Agreements. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

              "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, Bermuda or London, England are authorized or required by law to remain closed.

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              "Custodian" shall mean Mellon Bank, N.A., or any successor, or any successor custodian appointed in accordance with the terms of Section
       6.11 hereof.

              "Custody Agreement" shall mean the Master Custody Agreement, dated June 30, 1998, among XL Capital Ltd (f/k/a/ EXEL Limited), the Principals named therein (of which each of the Grantors is one) and Mellon Bank, N.A., as custodian, as it may be amended, restated or otherwise modified from time to time with the consent of the Bank or as entered into between the Grantors and a successor custodian in connection with the appointment of a successor custodian in accordance with the terms of Section 6.11 hereof.

              "Designated Accounts" shall mean, collectively, (a) with respect to XL Investments the following custodial securities account maintained by XL Investments with the Custodian pursuant to terms of the Custody
       Agreement: XLIF0804002; (b) with respect to XL Re the following custodial securities accounts maintained by XL Re with the Custodian pursuant to terms of the Custody Agreement: XLRF0800452 and XLRF0803572; and (c) such custodial securities account(s) maintained by a Grantor with the Custodian as are designated on a Supplemental Document as "Designated Accounts" from time to time by such Grantor; PROVIDED, HOWEVER, that no custodial securities account may be a Designated Account if any party to the Custody Agreement other than the Grantor maintaining such account has any interest therein or in any securities entitlements or other financial assets credited thereto.

              "Distributions" shall mean all property, rights and interests of any kind or nature (whether cash, securities or other) from time to time received, receivable or otherwise distributed with respect to or in exchange for any Collateral, including all cash, securities or other property received or receivable as dividends, or as a result of any stock splits, reclassifications, mergers or consolidations, or as any other distributions (whether similar or dissimilar to the foregoing), or as a result of exercise of any options, warrants or rights included in or associated with any Collateral, or as principal, interest or premium.

              "Dollar Equivalent Amount" of any Qualifying Security shall mean
       (i) with respect to any Qualifying Security denominated in a currency other than U.S. Dollars, the amount of U.S. Dollars that would be required to purchase the amount of such currency, based upon the then prevailing spot selling rate at which the Bank offers to sell such currency for U.S. Dollars in the relevant foreign exchange market and
       (ii) with respect to a Qualifying Security denominated in U.S. Dollars, the market value of such Qualifying Security as most recently determined at the time in question in accordance with Section 2.2(b).

              "Event of Default" shall mean (a) a Grantor's failure to pay when due any obligation owing by it to the Bank under either Reimbursement Agreement or this Agreement, (b) a Grantor's failure to perform or observe any other term or covenant of either Reimbursement Agreement or this Agreement or deliver any document required to be delivered by it under either Reimbursement Agreement or this Agreement, if such failure (other than a failure to comply with the requirements of Section 2.2 hereof) shall not be remedied for a period of twenty (20) days after written notice thereof to such Grantor from the Bank, (c) any representation or warranty made by any Grantor in or in connection with either Reimbursement Agreement or this Agreement or any amendment or modification of either Reimbursement Agreement or this Agreement, or in any certificate or financial statement furnished pursuant to the provisions of either Reimbursement Agreement or this Agreement, shall prove to have been false or misleading in any material respects as of the time made or furnished, (d) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging any Grantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of such Grantor under the Bermuda Companies Law or the Irish Bankruptcy Act 1988 or any other similar applicable law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of an examiner, receiver or liquidator or trustee or assignee in bankruptcy or insolvency of such Grantor or a substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days, (e) any Grantor shall institute proceedings to be adjudicated a

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       voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Bermuda Companies Law or the Irish Bankruptcy Act 1988 or any other similar applicable law, or shall consent to the filing of any such petition, or shall consent to the appointment of an examiner, receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or a substantial part or its property, or shall make an assignment for the benefit of the creditors, or shall admit in writing its inability to pay its debts generally as they become due, or corporate or other action shall be taken by such Grantor in furtherance of any of the aforesaid purposes, or (f) any Grantor or any of its Subsidiaries shall default (i) in any payment of principal of or interest on any other obligation for borrowed money in principal amount of $50,000,000 or more, or any payment of any principal amount of $50,000,000 or more under Hedging Agreements, in each case beyond any period of grace provided with respect thereto, or (ii) in the performance of any other agreement term condition contained in any such agreement (other than Hedging Agreements), under which any such obligation in principal amount of $50,000,000 or more is created, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity or to terminate its commitment under such agreement; PROVIDED that this clause (f) shall not apply to secured indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such indebtedness.

              "Hedging Agreement" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

              "Investment Manager" shall mean, with respect to each Designated Account, any investment manager appointed by the applicable Grantor to manage investment decisions with respect to such Designated Account.

              "Lien of this Agreement" shall mean the security interest granted by this Agreement.

              "Pledge Supplement" shall mean a supplement to this Agreement setting forth such additional Designated Account(s) constituting Collateral.

              "Qualifying Securities" shall have the meaning set forth in
       Section 2.2(a) hereof.

              "Required Qualifying Securities" shall mean, at any time, Qualifying Securities 90% of the market value of which (expressed as a Dollar Equivalent Amount) is equal to, but not greater than, the sum of the aggregate unreimbursed drawings under all Letters of Credit (determined as a Dollar Equivalent Amount) at such time and the aggregate undrawn availability under all Letters of Credit at such time.

              "Secured Obligations" shall mean, collectively, (i) all obligations (whether or not constituting future advances) from time to time of XL Re to the Bank under or in connection with either Reimbursement Agreement, (ii) all obligations from time to time of any Grantor to the Bank under or in connection with this Agreement, in each case including all obligations to pay reimbursement obligations, principal, interest, fees, indemnities or other amounts, and in each case whether such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Grantor or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding) and (iii) all obligations from time to time of any Guarantor in respect of the Guarantee Agreement.

              "Supplemental Document" shall mean a supplement to this Agreement in the form of Exhibit B hereto, executed by a Grantor for the purpose of designating one or more securities accounts maintained by such Grantor with the Custodian as Designated Accounts hereunder.

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       Any Supplemental Document delivered under this Agreement may be delivered by telecopier, with an original copy sent by regular mail.

              "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date hereof.

              (b) CERTAIN CROSS-REFERENCES. The following terms are defined in this Agreement in the Section or other place indicated: "Collateral" in Section 2.1; "Grantor", "Grantors" and "Guarantors" in the Preamble; "notices" in
Section 6.3; and "Reimbursement Agreements" in the Recitals.


              1.2. UCC DEFINITIONS. Unless otherwise defined herein, terms defined in Articles 8 or 9 of the UCC shall have the same meanings in this Agreement.


                                   ARTICLE II
                                  THE SECURITY

              2.1. GRANT OF SECURITY. (a) As security for the full and timely payment and performance of the Secured Obligations, each Grantor hereby assigns and pledges to the Bank, and grants to the Bank, a security interest in, all right, title and interest of such Grantor in, to and under the following, whether now or hereafter existing or acquired (the "Collateral"):

              (i) the Designated Account with respect to such Grantor and each security entitlement (as such term is defined in Section 8-102(a)(17) of the UCC) from time to time credited to such Designated Account and all financial assets (as such term is defined in Section 8-102(a)(9) of the UCC) from time to time deposited therein;

              (ii) all claims and rights of whatever nature which such Grantor may now have or hereafter acquire against any third party(ies) in respect of any of the Collateral described in this Section 2.1(a) (including any claims or rights in respect of any security entitlements credited to an account of the Custodian maintained at The Depository Trust Company or any other clearing corporation) or any other securities intermediary (as such terms are defined in Section 8-102(a) of the UCC);

              (iii) all rights which such Grantor may now have or hereafter acquire against the Custodian in respect of its holding and managing all or any part of the Collateral; and

              (iv) all proceeds (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing.

              (b) Concurrently with the execution of this Agreement, (i) each of the Grantors will execute and deliver or cause to be delivered to the Bank a Control and Consent Acknowledgment and Agreement Concerning Designated Accounts for each Designated Account (collectively referred to herein as the "Custodian's Acknowledgment") in the form attached as Exhibit A hereto and (ii) the Bank hereby notifies XL Re that, simultaneously with the execution and delivery of the Custodian's Acknowledgment and this Agreement and the grant of the security interest hereunder, the security interest granted to the Bank pursuant to the Security Agreement is terminated. The Custodian's Acknowledgment shall not be amended, modified, revoked or withdrawn without the prior written consent of the Bank.

              (c) Each Grantor acknowledges that the Custodian is a securities intermediary (as such term is defined in Section 8-102(a) of the UCC) for such Grantor; each Grantor agrees with the Bank that notwithstanding any provision of this Agreement or any other circumstance, the Bank shall have at all times control (as defined in Section 8-106 of the UCC) of each Designated Account and the Collateral, as confirmed in the Custodian's Acknowledgment, and shall be authorized to direct the Custodian to comply with, and the Custodian shall comply with, entitlement orders (as such term is defined in Section 8-102(a) of the UCC) originated by the Bank with respect to the Collateral without further consent of any Grantor or any Investment Manager or any other person acting or purporting to act for such Grantor. The

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Bank agrees that such entitlement orders referred to in the first sentence of this Section 2.1(c) will be issued by the Bank to the Custodian in respect of the Collateral only (i) in connection with the Bank's exercise of remedies upon the occurrence and continuation of an Event of Default or (ii) to the extent necessary to prevent the withdrawal of Collateral from a Designated Account or release of Collateral from the Lien of this Agreement if such withdrawal or release would cause noncompliance with, or result in noncompliance with, the Collateral Value Requirement.

              (d) Each Grantor shall deliver, from time to time, to the Bank (with a copy to the Custodian) a Pledge Supplement setting forth each additional Designated Account, if any. Each Pledge Supplement, upon its delivery to the Bank, shall be deemed to be incorporated in this Pledge Agreement. Any Pledge Supplement delivered under this Agreement may be delivered by telecopier and will be effective when so delivered, it being the intention of the parties that an "ink" copy thereof will be sent (and the Grantors agree that they will send such "ink" copy) promptly thereafter by regular mail or overnight courier.

              2.2. COLLATERAL VALUE, ETC. (a) The Grantors shall maintain Required Qualifying Securities at all times as security entitlements in the Designated Accounts (the "Collateral Value Requirement"). The preceding sentence shall not preclude any Grantor from maintaining in the Designated Accounts Qualifying Securities or other securities or assets in excess of the Required Qualifying Securities. Each Grantor agrees that only Qualifying Securities may be counted towards the Collateral Value Requirement. "Qualifying Securities" means securities in a Designated Account which are not subject to any security interest or lien in favor of any person other than the security interest of the Bank under this Agreement and the Custodian's Acknowledgment and which consist of: (i) direct claims (including securities, loans and leases) on, and the portions of claims that are directly and unconditionally guaranteed by, the central government of any OECD country or any U.S. Government Agency, as such terms are used in Appendix A, Section III(C), Category I to Regulation H, as promulgated by the Board of Governors of the Federal Reserve System; and (ii) claims on, and the portions of claims that are guaranteed by, U. S. Government-sponsored agencies and claims on, and the portions of claims guaranteed by, certain multilateral lending institutions in which the U. S. government is a shareholder or contributing member or shares of money market mutual funds investing solely in U.S. Government Securities, as such terms are used in Appendix A, Section III(C), Category II to such Regulation H; provided, however, that those securities or obligations referred to in clauses (i) and
(ii) above shall not be counted towards the Collateral Value Requirement unless such securities or obligations have a zero percent risk capital weighting under such Regulation H, as amended from time to time. If at any time the market value of the Qualifying Securities is less than the Collateral Value Requirement, the Grantors shall, within two Business Days of such occurrence, deliver to one or more Designated Accounts Qualifying Securities sufficient to satisfy the Collateral Value Requirement.

              (b) In determining compliance by the Grantors with the Collateral Value Requirement, the Bank may use any commercially reasonable valuation or classification method determined by the Bank to be appropriate.

              2.3. SUBSTITUTION AND WITHDRAWAL, ETC. (a) So long as no Event of Default has occurred and is continuing, and the market value of the Qualifying Securities satisfies the Collateral Value Requirement, any Grantor (other than XL Re in the case of clause (v) below) may:

              (i) substitute new Collateral for any existing Collateral, PROVIDED that, after giving effect to any such substitution, any substituted Collateral (together with other Collateral), satisfies the Collateral Value Requirement and the substituted Collateral is transferred to, or already maintained in, Designated Accounts;

              (ii) to the extent not inconsistent with the other provisions of this Agreement, trade, sell, exchange, lend or transfer from a Designated Account any Collateral so long as the Grantors contemporaneously and continually provide the Bank with such new or replacement Collateral as may be necessary to satisfy the Collateral Value Requirement;

              (iii) require the Bank to cause partial termination of the pledge of Collateral to the extent that sufficient Collateral remains after effecting such termination to satisfy the Collateral

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       Value Requirement (such termination to be accomplished by execution and delivery of a termination agreement signed on behalf of the applicable Grantor and the Bank);

              (iv) subject at all times to compliance with the Collateral Value Requirement, receive and retain, free of all right, title and interest of the Bank, all interest and dividend payments made in respect of the Collateral and exercise any voting rights with respect thereto; and

              (v) subject at all times to compliance with the Collateral Value Requirement, by not less than three days' written notice to the Bank, remove a securities account from the category of Designated Accounts, whereupon any financial assets in such securities account shall no longer be subject to the Lien of this Agreement.

              (b) Whenever a Grantor substitutes new Collateral for existing Collateral (such existing Collateral hereinafter referred to as "Replaced Collateral") or causes the sale, exchange or transfer of, or causes the termination of the pledge of, Collateral, in each case pursuant to and in compliance with the foregoing provisions of Section 2.3(a) hereof, the Bank shall be deemed to have released all right, title or interest in or to such Replaced Collateral and such sold, exchanged, transferred or terminated Collateral (and the proceeds thereof) arising hereunder. The sale, exchange or transfer of Collateral in accordance with this Section 2.3(b) shall occur upon the consummation of the sale or other transfer of ownership of such Collateral by a Grantor to any third party or the consummation of a transfer of Collateral from a Designated Account to another securities account maintained for such Grantor.

              (c) Upon payment and satisfaction in full of the Secured Obligations and termination of the Reimbursement Agreements, the Bank shall promptly release to the Grantors all of the Bank's right, title and interest in or to the Collateral to the extent arising under or pursuant to this Agreement.

              2.4. DELIVERY OF PROPERTY. In the event that a Grantor receives any new securities, instruments, documents or other property by reason of ownership of the Collateral (other than payments of a kind described in Section 2.3(a)(iv)), such Grantor shall promptly deliver all such property to the Custodian, to be held by the Custodian in the Designated Accounts of such Grantor as part of the Collateral. Promptly upon receipt thereof, each Grantor agrees to deliver to the Bank all documents evidencing such property, together with appropriate bond, stock or other powers duly executed by such Grantor.

              2.5. INVESTMENT RISK AND TAXES. As between the Bank and the Grantors, the Grantors shall bear the investment risk with respect to the Collateral, and the risk of loss of, damage to, or the destruction of the Collateral, whether in possession of, or maintained as a security entitlement by, or subject to the control of, the Bank, the Custodian, a Grantor or another party, PROVIDED, HOWEVER, that nothing contained in this Section 2.5 shall release or relieve the Custodian of its duties and obligations to Grantors or any other party under the Custody Agreement or applicable law. Further, the Grantors shall promptly pay all taxes, fees and charges of whatever kind or nature with respect to the Collateral, all other taxes payable by any Grantor which, if unpaid, could become a charge against the Collateral, and any stamp duty or tax payable with respect to this Agreement. If the Grantors do not make such payments, then the Bank may (but is in no way obligated to) pay such amounts for the account of the applicable Grantor and any such amounts paid will be added to the amount of the Secured Obligations.

              2.6. CONTINUING AGREEMENT. This Agreement creates a continuing security interest in the Collateral and shall continue in full force and effect until all Secured Obligations have been paid in cash and performed in full and all Letters of Credit have terminated, subject in any event to reinstatement in accordance with Section 2.9. Without limiting the generality of the foregoing, each Grantor hereby irrevocably waives any right to terminate or revoke this Agreement. Upon the payment in cash and performance in full of all Secured Obligations and termination of all Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Bank will, at the Grantors' request and expense, return to the applicable Grantor, without any representations, warranties or recourse of any kind whatsoever, such of the Collateral as then may be held by the Bank hereunder, and execute and deliver to the applicable Grantor such documents as the such Grantor may reasonably request to evidence such termination.

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              2.7. RIGHTS AND INTERESTS OF BANK ABSOLUTE. The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any Grantor regardless of whether action is brought against any other Grantor or any other Person or whether any other Grantor or any other Person is joined in any such action or actions. The security interest granted hereby shall secure payment and performance of the Secured Obligations strictly in accordance with the terms of hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Secured Obligations (or the rights of the Bank or any other Person with respect thereto). The security interest of the Bank hereunder shall be absolute, unconditional and irrevocable and all other rights and interests of the Bank hereunder, and all obligations of each Grantor hereunder, shall be absolute and irrevocable, irrespective of any of the following:

              (a) any lack of legality, validity, enforceability, allowability (in a bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any of the Secured Obligations;

              (b) any change in the amount, nature, time, place or manner of payment or performance of, or in any other term of, any of the Secured Obligations (specifically including any increase in the Secured Obligations, whether resulting from the extension of additional credit or otherwise);

              (c) any taking, exchange, release, impairment or nonperfection of any Collateral, or any taking, release, impairment or amendment or waiver of or consent to departure from any guaranty or other direct or indirect security for any of the Secured Obligations (it being understood that a release of Collateral in accordance with the terms of this Agreement is not rendered ineffective by reason of this Section 2.7(c));

              (d) any manner of application of Collateral or other direct or indirect security for any of the Secured Obligations, or proceeds thereof, to any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for any of the Secured Obligations or any other assets of any Grantor;

              (e) any impairment by the Bank or any other Person of any recourse of any Grantor against the Bank or any other Person, or any other impairment by the Bank or any other Person of the suretyship status of either Grantor;

              (f) any bankruptcy, insolvency, reorganization, dissolution or similar proceeding with respect to, or any change, restructuring or termination of the corporate structure or existence of, any Grantor or any other Person;

              (g) any failure of the Bank or any other Person to disclose to any Grantor any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the other Grantors or any other Person, or to give any other notice, disclosure or demand; or

              (h) any other event or circumstance (including any right of set off, defense of failure of consideration, breach of representation or warranty, statute of frauds, bankruptcy, lack of capacity, statute of limitations, release, accord and satisfaction or usury, and excluding only the defense of full, strict and indefeasible payment and performance) that might otherwise constitute a defense available to, a discharge of, or a limitation on the obligations of, any Grantor or a guarantor or surety.

              2.8. WAIVERS, ETC. Each Grantor hereby irrevocably waives any defense to or limitation on its obligations under this Agreement arising out of or based upon any matter referred to in Section 2.7 and, without limiting the generality of the foregoing, any requirement of promptness, diligence or notice of acceptance, any other notice, disclosure or demand with respect to any of the Secured Obligations and this Agreement, any requirement of acceptance hereof, reliance hereon or knowledge hereof by the Bank, and any requirement that the Bank protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against any other Grantor or any other Person or any direct or indirect security for any of the Secured Obligations.

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              2.9. REINSTATEMENT. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Secured Obligations is avoided, rescinded or must otherwise be returned by the Bank for any reason, all as though such payment had not been made.

              2.10. NO STAY. Without limiting the generality of any other provision of this Agreement, if any acceleration of the time for payment or performance of any Secured Obligation, or any condition to any such acceleration, shall at any time be stayed, enjoined or prevented for any reason (including stay or injunction resulting from the pendency against any Grantor or any other Person of a bankruptcy, insolvency, reorganization, dissolution or similar proceeding), each Grantor agrees that, for purposes of this Agreement and its obligations hereunder, at the option of the Bank such Secured Obligation shall be deemed to have been accelerated and such condition to acceleration shall be deemed to have been met.

              2.11. SUBROGATION, ETC. Any rights which any Grantor may have or acquire by way of subrogation, reimbursement, restitution, exoneration, contribution or indemnity, and any similar rights (whether arising by operation of law, by agreement or otherwise), against any other Grantor or any other Person, arising from the existence, payment, performance or enforcement of any of the obligations of any Grantor under or in connection with this Agreement, shall be subordinate in right of payment to the Secured Obligations, and such Grantor shall not exercise any such rights until all Secured Obligations have been paid in cash in full and all Letters of Credit shall have terminated. If, notwithstanding the foregoing, any amount shall be received by any Grantor on account of any such rights at any time prior to the time at which all Secured Obligations shall have been paid in cash and performed in full and all Letters of Credit shall have terminated, such amount shall be held by such Grantor in trust for the benefit of the Bank, segregated from other funds held by such Grantor, and shall be forthwith delivered to the Bank in the exact form received by such Grantor (with any necessary endorsement), to be held as additional Collateral. The forgoing will not, so long as no Event of Default has occurred and is continuing, preclude any Grantor from receiving and retaining amounts paid to it by a Person pursuant to a separate agreement between such Grantor and such Person, which separate agreement provides to such Grantor no subrogation rights under any document referred to herein.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

              Each Grantor hereby represents and warrants to the Bank as follows:

              3.1. TITLE. Such Grantor is the legal and beneficial owner of the Collateral (other than the Collateral of which any other Grantor is the legal and beneficial owner), free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest under this Agreement in favor of the Bank securing the Secured Obligations and the Custodian's right of set-off described in Section 4 of the Custodian's Acknowledgment. No effective financing statement or other item similar in effect, and no control agreement, in each case covering any Collateral is or will be on file in any recording office or otherwise in effect, except such as may be filed or made in favor of the Bank relating to this Agreement.

              3.2. VALIDITY, PERFECTION AND PRIORITY. This Agreement creates a valid security interest in the Collateral in favor of the Bank securing the Secured Obligations, which security interest has been duly perfected and is, and will be, prior to all other liens, security interests, options or other charges or encumbrances subject, however, to the Custodian's right of set-off described in Section 4 of the Custodian's Acknowledgment. Except for the filing of this Agreement with the Registrar of Companies in Bermuda and with the Irish Registrar of Companies, no filing or other action is or will be necessary or desirable to perfect or protect such security interest in favor of the Bank.

              3.3. GOVERNMENTAL APPROVALS AND FILINGS. Other than the filing of this Agreement with the Registrar of Companies in Bermuda and with the Irish Registrar of Companies, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is or will be necessary (a) for the grant by such Grantor of the security interest in the Collateral hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (b) to ensure the validity, perfection or priority of the security interest in the Collateral granted hereunder, or (c) for the exercise by the Bank of any of its rights or remedies hereunder, except as may be required in connection with a disposition of Collateral constituting securities by laws affecting the offering and sale of securities generally.

              3.4. POWERS; ENFORCEABILITY; ETC. Such Grantor has, and will at all times have, the necessary power to enable it to execute and deliver this Agreement and perform the obligations expressed to be assumed by it under this Agreement and its execution, delivery and performance of this Agreement do not violate its charter or by-laws or any applicable law or regulation or any contract or agreement to which it is a party. This Agreement constitutes the legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

              3.5. NAMES, ETC. During the one year period ending on the date hereof, no Grantor nor any of its direct or indirect predecessors by merger, consolidation or other corporate reorganization is or has been known by or used any corporate or fictitious name or trade name (other than the corporate name of such Grantor as of the date hereof and other than, in the case of XL Investments, the name "X.L. Investments Ltd.", other than, in the case of XL Europe the name "XL Europe" and "X.L. Europe Insurance", other than, in the case of XL Insurance, the name "XL Insurance Ltd" and other than, in the case of XL Re, the names "X.L. Mid Ocean Reinsurance Company Ltd" and the name "X.L. Global Reinsurance Company, Ltd."), nor has such Grantor or any such predecessor been the subject of any merger, consolidation or other corporate reorganization, nor has such Grantor or any such predecessor otherwise changed its name (except as aforesaid), identity or corporate structure.

              3.6. MARGIN STOCK. None of the Collateral constitutes "margin stock," as that term is used in Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended from time to time.


                                   ARTICLE IV
                                    COVENANTS

              4.1. BOOKS AND RECORDS. Each Grantor shall, and shall cause the Custodian to (a) keep complete and accurate books and records concerning the Collateral and, at the request of the Bank from time to time, permit the Bank or its representatives to inspect and copy such books and records, (b) at the request of the Bank from time to time, permit the Bank or its representatives to inspect any Collateral not in the possession of the Bank, and (c) furnish to the Bank such information and reports in connection with the Collateral at such times and in such form as the Bank may reasonably request. The Bank shall have the right to examine and verify the Collateral from time to time, and such Grantor shall, and shall cause the Custodian to, cooperate with the Bank in such examination.

              4.2. TRANSFERS AND OTHER LIENS.

              (a) TRANSFERS. No Grantor shall sell, assign, transfer or otherwise dispose of any Collateral (voluntarily or involuntarily, by operation of law or otherwise), except as permitted by Section 2.3 hereof.

              (b) OTHER LIENS. No Grantor shall create or permit to exist any lien, security interest, option or other charge or encumbrance on any Collateral (voluntarily or involuntarily, by operation of law or otherwise), except for the security interest under this Agreement in favor of the Bank securing the Secured Obligations and the Custodian's right of set-off described in Section 4 of the Custodian's Acknowledgment.

              4.3. CHANGE IN NAME, OFFICE, ETC. Each Grantor shall (a) not, without at least 30 days prior written notice to the Bank, have, use or be known by any corporate or fictitious name or trade name (other than its corporate name as of the date hereof), nor be the subject of any merger, consolidation or other corporate reorganization, nor otherwise change its name, identity or corporate structure, (b) give 30 days notice to the Bank of any change in its chief executive office (which on the date hereof is with respect to XL Europe, La Touche House, International Financial Services Centre, Dublin 1, Republic of Ireland, and, with respect to XL Re, XL Insurance and XL Investments, XL House, One Bermudiana Road, Hamilton HM11 Bermuda) and the offices (whether maintained by such Grantor or otherwise) where books and records relating to the Collateral are kept (which on the date hereof are such Grantor's office at the aforesaid address and the office of the Custodian at One Mellon Bank Center, Pittsburgh, PA 15258) and (c) with respect to XL Investments, XL Insurance and XL Re, maintain its jurisdiction of incorporation and its chief executive office in Bermuda and with respect to XL Europe, maintain its jurisdiction of incorporation and its chief executive office in Ireland.

              4.4. CERTAIN COVENANTS.

              (a) VOTING RIGHTS.

              (i) GENERAL. Subject to Section 4.4(a)(ii), each Grantor shall be entitled to exercise all voting and other consensual rights pertaining to the Collateral; provided, that no Grantor shall exercise or refrain from exercising any such right if such action would (A) conflict with any provision of this Agreement, or (B) impair the value of any Collateral or impair the interest or rights of any Grantor or the Bank.

              (ii) CERTAIN RIGHTS OF BANK. If an Event of Default has occurred and is continuing, the Bank may from time to time give notice to the Grantors revoking in whole or in part the rights of the Grantors under Section 4.4(a)(i). If and to the extent such notice has been given, all voting and other consensual rights pertaining to the Collateral shall thereupon be vested in the Bank, who shall thereafter have the sole right to exercise or refrain from exercising such rights.

              (iii) PROXIES, ETC. The Bank shall, if necessary, execute and deliver to the Grantors such proxies and other instruments as the Grantors may reasonably request for the purpose of enabling each Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to
Section 4.4(a)(i). Each Grantor hereby grants the Bank an irrevocable proxy, with full power of substitution, coupled with an interest, to exercise all voting and other consensual rights pertaining to the Collateral, exercisable if and to the extent that the Bank is entitled to exercise such rights pursuant to
Section 4.4(a)(ii). All third parties are entitled to rely conclusively on a representation by the Bank that it is entitled to exercise such power of attorney.

              (b) DISTRIBUTIONS.

              (i) GENERAL. Subject to Section 4.4(b)(ii), the Grantors shall be entitled to receive and retain all Distributions.

              (ii) CERTAIN RIGHTS OF BANK. If an Event of Default has occurred and is continuing, all rights of any Grantor to receive and retain the Distributions that it would otherwise be authorized to receive and retain pursuant to Section 4.4(b)(i) shall automatically cease, and all such rights shall thereupon vest in the Bank. Such Distributions shall be Collateral, and shall be forthwith delivered to the Custodian to hold as such.

              (iii) PAYMENT OVER. If any Grantor receives any payment or property which, pursuant to Section 4.4(b)(ii), it is not entitled to retain, such payment or property shall be received in trust for the benefit of the Bank, shall be segregated from other funds and property of such Grantor, and shall be forthwith delivered to the Custodian as Collateral in the same form as so received (with any necessary endorsement).

              4.5. FURTHER ASSURANCES.

              (a) GENERAL. Each Grantor shall from time to time, at its expense, promptly execute and deliver all further instruments and agreements, and take all further actions, that may be necessary or appropriate, or that the Bank may reasonably request, in order to perfect or protect any assignment, pledge or security interest granted or purported to be granted hereby or to enable the Bank to exercise or enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, each Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Bank may request, in order to perfect and preserve any assignment, pledge or security interest granted or purported to be granted hereby.

              (b) FILINGS, ETC. Each Grantor hereby authorizes the Bank to file this Agreement with the Registrar of Companies in Bermuda and the Irish Registrar of Companies and to file one or more financing or continuation statements, and amendments thereto, relating to any Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering any Collateral shall be sufficient as a financing statement or other filing required to perfect a security interest in the Collateral where permitted by law, it being understood that the filing of an original of this Agreement or a certified copy thereof with the Registrar of Companies in Bermuda and the Irish Registrar of Companies is required to perfect the security interest granted hereunder.


                                    ARTICLE V
                     CERTAIN RIGHTS AND REMEDIES OF THE BANK

              5.1. BANK MAY PERFORM. If any Grantor fails to perform any obligation under or in connection with this Agreement, the Bank may itself perform or cause performance of such obligation, and the expenses of the Bank incurred in connection therewith shall be payable by the Grantors pursuant to
Section 6.4. The Bank may from time to time take any other action which the Bank deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

              5.2. NO DUTY TO EXERCISE POWERS. The powers of the Bank under and in connection with this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

              5.3. DUTIES OF BANK. Except for exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys received by it pursuant to this Agreement, the Bank (in its capacity as such) shall have no duty as to any Collateral. In any event the Bank (a) shall have no duty to take any steps to preserve rights against prior parties or any other rights pertaining to any Collateral, (b) shall have no duty as to ascertaining or taking action with respect to calls, conversions, exchanges, tenders, maturities or other matters pertaining to any Collateral, whether or not the Bank has any knowledge of such matters, and (c) shall not be liable for any action, omission, insolvency or default on the part of any agent or custodian (other than the Bank) appointed by the Bank in good faith. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if it takes such action for such purpose as the Grantors request in writing from time to time (but failure to take any such action shall not in itself be deemed a failure to exercise reasonable care or evidence of such failure). Subject only to the performance by the Bank of its duties set forth in this Section 5.3, risk of loss, damage and diminution in value of the Collateral, of whatever nature and however caused, shall be on the Grantors.

              5.4. REMEDIES. Upon the occurrence of an Event of Default, the Bank shall have all the rights and remedies available to it under law or at equity, including those of a secured party under the UCC (whether or not, to the extent permitted by applicable law, the UCC is in effect in the jurisdiction where the rights and remedies are asserted) or applicable commercial or other law, and may immediately exercise any and all such rights and remedies whether or not the Bank has made any demand of the Grantors, taken any action of any nature against the Grantors or resorted to any other collateral which the Bank may have with respect to the Secured Obligations, all as the Bank shall, in its sole discretion, determine. Upon the occurrence of an Event of Default, the Bank shall have the right to cause the Collateral to be reregistered in the Bank's sole name or the name of it's nominee and shall have the right, to the fullest extent permitted by applicable law, to direct the Custodian to sell all or any part of the Collateral in a commercially reasonable manner upon any exchange or at any public or private sale at the option of the Bank at any time or times without advertisement or demand or notice to the Grantors (all of which are hereby waived), except such notice as is required by applicable statute and cannot be waived; with the right on the part of the Bank or its nominee to become the purchaser thereof at any such sale (unless prohibited by statute). Without limiting the generality of the foregoing, it is contemplated that the Bank will use good faith efforts to refrain from causing the Custodian to liquidate substantially more securities constituting Collateral than the Bank determines or estimates are necessary to generate the cash amounts referred to in the second sentence of Section 5.6 hereof, it being understood that, without limiting the generality of Section 5.3 or the preceding sentence, the Bank shall have no obligation or liability to any Grantor on account of liquidations of such securities yielding proceeds in excess of such cash amounts and the Bank shall not have responsibility to marshal assets or otherwise refrain from exercising its sole and absolute discretion in determining when to sell Collateral and which Collateral to sell. If any notification of intended sale of any of the Collateral is required by law, such notification shall be deemed reasonable if made in accordance with Section 6.3 hereof at least five days before such sale. It is understood that the Bank may cause the Custodian to dispose of the Collateral or any of it through any of the Bank's securities brokerage affiliates. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral is accorded treatment substantially equal to that which the Bank accords its own property, it being understood that the Bank shall not have any responsibility for taking any necessary steps to preserve rights against parties with respect to the Collateral. In no event shall the Bank be deemed a trustee of or fiduciary in respect of the Collateral. The proceeds of each collection, sale or other disposition under this Section 5.4 shall be promptly applied in accordance with
Section 5.6 hereof. Each of the Grantors recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Bank may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.

              5.5. APPOINTMENT OF BANK AS ATTORNEY-IN-FACT. Each Grantor hereby appoints and constitutes the Bank, its successors and assigns, as such Grantor's agent and attorney-in-fact for the purpose of effecting, perfecting, and continuing the grant of security interest in the Collateral to the Bank under this Agreement and the exercise of the Bank's rights and remedies upon the occurrence of an Event of Default hereunder and taking any action or executing any document or instrument that the Bank deems necessary or convenient for such purpose, including the power to endorse and deliver checks, notes and other instruments for the payment of money in the name of and on behalf of such Grantor, to endorse and deliver in the name of and on behalf of such Grantor securities or other certificates and execute and deliver in the name of or on behalf of such Grantor instruments to the issuers of uncertificated securities and to execute and file in the name of and on behalf of such Grantor financing statements, mortgages, charges or similar documents and continuations and amendments thereto. This appointment is coupled with an interest and is irrevocable and will not be affected by the bankruptcy or insolvency of such Grantor or any circumstances whatsoever. Each Grantor agrees that the Custodian, each Investment Manager, the issuers of any Collateral or any registrar or transfer agent shall be entitled to accept the provisions hereof as conclusive evidence of the Bank's rights to effect any transfer pursuant to this Agreement and the authority granted to the Bank hereunder, notwithstanding any other notice as direction to the contrary heretofore or hereinafter given by such Grantor or any other party.

              5.6. APPLICATION OF PAYMENTS. All cash held by the Bank as Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon any of the Collateral, may in the discretion of the Bank be held by the Bank as collateral for the Secured Obligations, or then or at any time thereafter applied (after payment of any amounts payable to the Bank pursuant to Section 6.4) in whole or part by the Bank to the Secured Obligations (whether or not then due) in such order as the Bank may elect, but not in contravention of the express terms hereof. If and when all Secured Obligations shall have been paid in cash in full and all Letters of Credit shall have terminated, any surplus of such cash or cash proceeds held by the Bank shall be paid over to the Grantors or as otherwise required by law. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to this Section 5.6 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Grantors shall remain liable for any deficiency.


                                   ARTICLE VI
                                  MISCELLANEOUS

              6.1. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless in a writing manually signed by the Bank. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              6.2. NO IMPLIED WAIVER; REMEDIES CUMULATIVE. No delay or failure of the Bank in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Bank under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

              6.3. NOTICES. Unless otherwise specified in this Agreement, notices shall be in writing and shall be effective, if to a Grantor, when received by such Grantor c/o XL Capital Ltd. at XL House, One Bermudiana Road, Hamilton HM11, Bermuda Attn: General Counsel and, if to the Bank, when received at 388 Greenwich Street, 22nd Floor, New York, NY 10013 Attn: Mike Taylor, or, in any case, such other address as the Bank, on the one hand, or any of the Grantors, on the other hand, may notify the other in writing. The Grantors and the Bank further agree that, if any notice given by a party triggers an obligation on the part of the party receiving the notice which requires an affirmative action to be taken by such receiving party within five Business Days of the receipt of such notice, then such notice shall be given by telecopier.

              6.4. INDEMNITY AND EXPENSES.

              (a) INDEMNITY. Each Grantor agrees, jointly and severally, to indemnify the Bank from and against any and all claims, losses, liabilities and expenses (including reasonable attorney's fees and expenses) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, liabilities and expenses resulting solely from the gross negligence or willful misconduct of the Bank.

              (b) EXPENSES. Each Grantor agrees, jointly and severally, to pay upon demand to the Bank the amount of all reasonable fees and expenses, including the reasonable fees and expenses of its counsel (which, in any event, shall be limited to one counsel in any one jurisdiction) and of any experts and agents, which the Bank may incur in connection with (i) the administration of this Agreement, (ii) any Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Bank in respect thereof, by litigation or otherwise, (y) judicial or regulatory proceedings and
(z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated),
(iii) the enforcement of this Section 6.4 or (iv) the failure by any Grantor to perform or observe any of the provisions hereof; PROVIDED that the Grantors shall not be liable for any fees and expenses resulting solely from the gross negligence or willful misconduct of the Bank. All such fees and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 2.1 hereof. Without limiting the foregoing, the Grantors shall pay and reimburse the Bank on demand for all reasonable fees and expenses incurred by them in liquidating the Collateral pursuant hereto.

              6.5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

              6.6. SURVIVAL. The obligations of each Grantor under Sections 2.5,
2.9 and 6.4 shall survive termination of this Agreement and all other events and conditions whatever. All representations and warranties of the Grantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Bank, any extension of credit, termination of this Agreement, or any other event or circumstance whatever.

              6.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

              6.8. SEVERABILITY. If any one or more of the provisions hereof or in any other related document should for any reason be invalid, illegal, or unenforceable in any respect, the validity, legality, or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalid, illegal, or unenforceable provision shall be deemed modified to the extent necessary to render it valid while most nearly preserving its original intent.

              6.9. CONSTRUCTION. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (and similar terms) include an interest in such property (or other item referred to); "include," "includes," "including" and similar terms are not limiting; and "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision. Section and other headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified.

              6.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns.

              6.11. SUCCESSOR CUSTODIAN. The Grantors may appoint a successor Custodian upon no less than 60 days prior written notice to the Bank, which successor Custodian shall become the Custodian for all purposes of this Agreement upon establishing securities accounts which will become Designated Accounts, receiving all Collateral required to be deposited to such securities accounts and crediting such Collateral to such securities accounts; PROVIDED that (i) such successor Custodian shall be an institution qualified to maintain securities accounts for customers or depositors and to perform the functions of a securities intermediary with respect to the Collateral, of recognized national standing as a securities intermediary and custodian, and have a capitalization of not less than $500,000,000, (ii) such successor Custodian shall have its principal place of business in the United States, which principal place of business shall be located in, and the securities accounts shall be maintained in, a jurisdiction which has enacted the 1994 revisions to Article 8 and the 2000 revisions to Article 9 of the Uniform Commercial Code, (iii) such successor Custodian shall have the ability to, and shall have agreed to, provide electronic access to the Designated Accounts and/or valuation reports to the Bank and the Grantors when requested to do so, which may be as frequently as daily and (iv) such successor Custodian shall have entered into and provided a custodian acknowledgment in favor of the Bank and such other agreements and documentation which are reasonably required by the Bank, all in form and substance reasonably satisfactory to the Bank; PROVIDED FURTHER that upon the occurrence and during the continuance of an Event of Default, the Bank shall have the absolute right at any time to appoint itself as successor Custodian. In the event the Bank appoints itself as successor Custodian as set forth above,
(i) the Grantors shall cause the then current Custodian to transfer all Collateral in the Designated Accounts at such time to such account(s) as the Bank shall direct and (ii) the Grantors hereby acknowledge that the Collateral shall continue to be subject to the security interest created hereby.

              6.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF CHOICE OF LAW PRINCIPLES.

              6.13. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Each Grantor irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in New York, New York, for itself and in respect of any of its property and, if a law other than the law of the State of New York, has been chosen to govern a Letter of Credit, each Grantor also irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in such jurisdiction, in each case in connection with any suit, action or proceeding relating to this Agreement or such Letter of Credit. Each Grantor agrees not to bring any action or proceeding against the Bank in any jurisdiction not described in the immediately preceding sentence. Each Grantor irrevocably waives any objection to venue or any claim of inconvenient forum in connection with any such action, suit or proceeding. Each Grantor agrees that any service of process or other notice of legal process may be served upon it by mail or hand delivery if sent to CT Corporation System at 111 Eighth Avenue, New York, NY 10016 which the Grantors now designate as their authorized agent for the service of process in the courts in the State of New York. (If no authorized agent is designated in the space provided above, each Grantor agrees that process shall be deemed served if sent to its address given for notices under this Agreement.) Each Grantor agrees that nothing in this Agreement shall affect the Bank's right to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction. Each Grantor agrees that final judgment against it in any action or proceeding shall be enforceable in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified copy of which shall be conclusive evidence of the judgment.

              6.14. WAIVER OF IMMUNITY. To the extent any Grantor now has or hereafter acquires any immunity from jurisdiction of any court or from suit, jurisdiction, attachment before or after judgment or execution or from any other legal process with respect to itself or its property, such Grantor irrevocably waives such immunity with respect to its obligations under this Agreement.

              6.15. SET-OFF. If any Event of Default shall occur and be continuing, the Bank may set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of any of the Grantors ("Deposits") against any and all of the Grantors' obligations under this Agreement, irrespective of whether or not the Bank shall have made any demand under this Agreement and although such Deposits or obligations may be unmatured or contingent. The Bank's rights under this section are in addition to other rights and remedies (including other rights of set-off) which the Bank may have under this Agreement or applicable law.

              IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the date first above written.



                              XL INSURANCE (BERMUDA) LTD




                              By  /s/ Christopher Coelho
                                ------------------------------------------------
                              Name:   Christopher Coelho
                                   ---------------------------------------------
                              Title:  Senior Vice President & Chief Financial
                                    --------------------------------------------
                                      Officer
                                    --------------

                              XL RE LTD



                              By  /s/ John Hume
                                ------------------------------------------------
                              Name:   John Hume
                                   ---------------------------------------------
                              Title:  Executive Vice President & Chief Financial
                                    --------------------------------------------
                                      Officer
                                    --------------

                              XL INVESTMENTS LTD



                              By  /s/ Jerry de St. Paer
                                ------------------------------------------------
                              Name:  Jerry de St. Paer
                                   ---------------------------------------------
                              Title:  Executive Vice President
                                    --------------------------------------------




                              XL EUROPE LTD




                              By  /s/ Fiona Muldoon
                                ------------------------------------------------
                              Name:  Fiona Muldoon
                                   ---------------------------------------------
                              Title:  Chief Financial Officer
                                    --------------------------------------------



                              CITIBANK, N.A.



                              By  /s/ Michael A.L. Taylor
                                ------------------------------------------------
                              Name:  Michael A.L. Taylor
                                   ---------------------------------------------
                              Title:  Director
                                    --------------------------------------------